Exhibit 99.1

HanesBrands

1000 East Hanes Mill Road

Winston-Salem, NC 27105

(336) 519-8080

news release

FOR IMMEDIATE RELEASE

News Media, contact:	Matt Hall, (336) 519-3386
Analysts and Investors, contact:	Charlie Stack, (336) 519-4710

HANESBRANDS TO HIGHLIGHT INNOVATE-TO-ELEVATE STRATEGY AND USE OF FREE CASH FLOW AT INVESTOR DAY MEETING

Company Reaffirms all Full-Year 2013 Guidance Issued Feb. 5, 2013

WINSTON-SALEM, N.C. (Feb. 27, 2013) – HanesBrands (NYSE: HBI), a leading marketer of everyday branded basic apparel, will highlight its margin-enhancing Innovate-to-Elevate strategy and expected use of free cash flows in 2014 and beyond at the company’s investor day meeting, Thursday, Feb. 28.

Hanes’ Innovate-to-Elevate strategy integrates the company’s brand superiority, industry-leading innovation and low-cost supply chain to provide higher valued products while lowering production costs. The company’s Tagless apparel platform, Smart Sizes bra platform and ComfortBlend fabric platform incorporate big-idea innovation to span brands, product categories, business segments, retailer and distribution channels, and geographies.

The Innovate-to-Elevate strategy provides the company the opportunity to increase its annual operating margin into the range of 12 percent to 14 percent over time.

Hanes today also is reaffirming all of its full-year 2013 guidance issued Feb. 5, 2013, including expectations for net sales of approximately $4.6 billion, operating profit of $500 million to $550 million, EPS of $3.25 to $3.40, and free cash flow of $350 million to $450 million.

Hanes expects to continue to generate significant levels of free cash flow with normalized annual free cash flow of approximately $400 million increasing as profitability rises.

Regarding uses of free cash flow, the company is developing a cash deployment strategy as it completes its planned debt reduction in 2013. While the company has not determined specific details or timing, Hanes expects its cash deployment strategy will include a mix of dividends, low-risk bolt-on acquisitions and share repurchases.

“Leveraging our consumer franchise, driving our margin-enhancing Innovate-to-Elevate strategy, and being good stewards of our cash flow should allow us to substantially increase earnings per share over time and drive superior shareholder returns for many years to come,” Hanes Chairman and Chief Executive Officer Richard A. Noll said.

Management will also discuss at its investor day meeting tactics to return International segment growth to historical levels over time.

HanesBrands to Highlight Innovate-To-Elevate Strategy and Use of Free Cash Flow at Investor Day Meeting – Page 2

The company’s investor day meeting at company headquarters in Winston-Salem will start at 9 a.m. EST Thursday. A live Internet webcast of management’s presentations may be accessed on the Hanes corporate website at www.HanesBrands.com and is expected to last approximately 2 1/2 hours.

For those unable to attend the meeting or listen to the webcast, a document with speaker presentation slides and corresponding speaker remarks will be available in the investors section of the website at http://tiny.cc/HanesBrandsIR. A link to an archived replay of the webcast will also be available.

Note on Non-GAAP Terms and Definitions

Free cash flow is not a generally accepted accounting principle measure. Free cash flow is defined as net cash from operating activities less net capital expenditures. Free cash flow may not be representative of the amount of residual cash flow that is available to the company for discretionary expenditures since it may not include deductions for mandatory debt-service requirements and other nondiscretionary expenditures.

The company believes, however, that free cash flow is a useful measure of the cash-generating ability of the business relative to capital expenditures and financial performance.

Non-GAAP information, such as free cash flow, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP or other pro forma measures used by other companies.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this press release that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding our long-term goals and trends associated with our business, as well as guidance as to future performance. Examples of such statements include the statements included in this press release with respect to multiyear performance objectives. These and other forward-looking statements are made only as of the date of this press release and are based on our current intent, beliefs, plans and expectations. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. These risks and uncertainties include the following: current economic conditions, including consumer spending levels and the price elasticity of our products; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil-related materials, utilities, freight and wages; the highly competitive and evolving nature of the industry in which we compete; financial difficulties experienced by, or loss of or reduction in sales to, any of our top customers or groups of customers; our ability to successfully manage social, political, economic, legal and other conditions affecting our domestic and foreign operations and supply-chain sources, such as political instability and acts of war or terrorism, natural disasters, disruption of markets, operational disruptions, changes in import and export laws, currency restrictions and currency exchange rate fluctuations; the impact of the loss of one or more of our suppliers of finished goods or raw materials; our ability to effectively manage our inventory and reduce inventory reserves; our ability to optimize our global supply chain; our ability to continue to effectively distribute our products through our distribution network; the risk of significant fluctuations

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in foreign currency exchange rates; the impact of customers requiring products on an exclusive basis or other forms of economic support; our ability to accurately forecast demand for our products; increasing pressure on margins; our ability to keep pace with changing consumer preferences; the impact of any inadequacy, interruption or failure with respect to our information technology or any data security breach; our ability to protect our reputation and brand images; our ability to protect our trademarks, copyrights and patents; risks associated with our indebtedness, such as our debt service requirements, the financial ratios our debt instruments require us to maintain and restrictions on our operating and financial flexibility; market returns on the plan assets of our pension plans; the impact of a significant decline in the fair value of the intangible assets and goodwill on our balance sheet; unanticipated changes in our tax rates or exposure to additional income tax liabilities or a change in our ability to realize deferred tax benefits; our ability to comply with environmental and other laws and regulations; legal, regulatory, political and economic risks associated with our operations in international markets; costs and adverse publicity from violations of labor or environmental laws by us or our suppliers; our ability to attract and retain key personnel; our ability to integrate and grow acquisitions successfully; anti-takeover provisions our charter and bylaws, as well as Maryland law and our stockholder rights agreement; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, registration statements, press releases and other communications, as well as in the investors section of our corporate website at http://tiny.cc/HanesBrandsIR. Except as required by law, the company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

HanesBrands

HanesBrands is a socially responsible leading marketer of everyday basic apparel under some of the world’s strongest apparel brands, including Hanes, Champion, Playtex, Bali, JMS/Just My Size, barely there, Wonderbra and Gear for Sports. The company sells T-shirts, bras, panties, men’s underwear, children’s underwear, socks, hosiery, casualwear and activewear produced in the company’s low-cost global supply chain. Ranked No. 512 on the Fortune 1000 list, Hanes has approximately 51,500 employees in more than 25 countries and takes pride in its strong reputation for ethical business practices. Hanes is a U.S. Environmental Protection Agency Energy Star 2012 Sustained Excellence Award winner and 2010 and 2011 Partner of the Year. The company ranks No. 141 on Newsweek magazine’s list of Top 500 greenest U.S. companies. More information about the company and its corporate social responsibility initiatives, including environmental, social compliance and community improvement achievements, may be found on the Hanes corporate website at www.hanesbrands.com.

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